MANAGERS TRUST I
				================


			MANAGERS INTERNATIONAL GROWTH FUND
				(the "Fund")

			  Supplement dated June 1, 2005
	            to the Prospectus dated January 18, 2005

The following information supersedes any information to the contrary relating to the Fund contained in the Fund's Prospectus dated
January 18, 2005:


Managers International Growth Fund
==================================

At a meeting held on May 21, 2005, the Fund's Board of Trustees approved the appointment of Wellington Management Company, LLP ("Wellington") to replace Jarislowsky, Fraser Limited ("JFL") as Subadvisor to the Fund. Wellington, located at 75 State Street, Boston, MA, will replace JFL as Subadvisor of the Fund effective June 1, 2005. Wellington provides investment services to many public and private institutions.

As of December 31, 2004, Wellington had approximately $469.9 billion in assets under management. The Fund will be managed by Wellington's International Growth Team, comprised of portfolio managers Mr. Jean-Marc Berteaux and Mr. Andrew S. Ofitt. The team is supported by the research efforts of over 50 industry and regional analysts. Mr. Berteaux is a Vice President of, and portfolio manager for, Wellington and has been an investment professional with the firm since 2001. Prior to that, Mr. Berteaux was a Vice President of, and a senior equity analyst for, John Hancock Funds, LLC from 1998 to 2001. Mr. Ofitt is a Senior Vice President of, and a portfolio manager for, Wellington and has been an investment professional with the firm since 1997.

All references to JFL under the heading "Portfolio Management of the Fund" shall now refer to Wellington.


June 1, 2005